________________________________________________________________________________



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 16, 2004



                           The Middleton Doll Company
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)


         811-3787                                        39-1364345
  ------------------------                   ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)


  W239 N1700 Busse Road, Waukesha, Wisconsin             53188
  ------------------------------------------             -----
   (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (262) 523-4300








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Business Acquired.
                 -----------------------------------------

                 None.


         (b)     Pro Forma Financial Information.
                 -------------------------------

                 None.


         (c)     Exhibits.
                 --------

         99      Press Release dated August 16, 2004.



Item 12. Results of Operations and Financial Condition

     On August 16, 2004, The Middleton Doll Company issued a press release announcing its earnings for the quarter ended June 30, 2004 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99 to this Report and is incorporated by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004                            The Middleton Doll Company
                                           (Registrant)

                                           By: /s/ Susan J. Hauke
                                               ---------------------------------
                                               Susan J. Hauke
                                               Chief Financial Officer

INDEX TO EXHIBITS:


Exhibit
Number                             Description
-------                            -----------
99                                 Press Release dated August 16, 2004: The
                                   Middleton Doll Company Reports Second Quarter
                                   Results